UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2014 (August 25, 2014)

ECOTALITY, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 20336
Phoenix, AZ 85036-0336	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 992-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 25th, 2014, the Company filed, with the United States Bankruptcy Court for the District of Arizona (the “Bankruptcy Court”), Monthly Operating Reports for July 2014. Copies of the referenced Monthly Operating Reports are furnished as Exhibits 99.1 – 99.6 to this Current Report on Form 8-K. The information contained in Item 7.01 of this Current Report (including Exhibits 99.1 – 99.6) shall be deemed furnished, not filed, for purposes of Section 18 of the Exchange Act, and shall not otherwise be subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Monthly Operating Report of ECOtality, Inc. for July 2014.
99.2	Monthly Operating Report of Electric Transportation Engineering Corporation for July 2014.
99.3	Monthly Operating Report of ECOtality Stores, Inc. for July 2014.
99.4	Monthly Operating Report of ETEC North, LLC for July 2014.
99.5	Monthly Operating Report of The Clarity Group, Inc. for July 2014.
99.6	Monthly Operating Report of G.H.V. Refrigeration, Inc. for July 2014.

CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited period, and have been prepared solely for the purpose of complying with reporting requirements in the Company’s chapter 11 cases. The Monthly Operating Reports were not audited or reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws and rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports contain information for periods that are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results. In addition, the Company believes that, under the current circumstances, its remaining assets will be insufficient to satisfy the claims of creditors in full and, therefore will not entitle shareholders to receive any distribution in the Company’s chapter 11 case.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K and the Monthly Operating Reports contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The statements contained in all parts of this Current Report and the Monthly Operating Reports that are not historical facts are, or may be deemed to be, forward-looking statements. These forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements are based on the beliefs and assumptions of our management relying on currently available information and are not guarantees of future performance.

When used in this Current Report and the Monthly Operating Reports, the words “anticipate”, ”estimate”, ”expect”, “may”, ”plan”, ”project”, ”believe”, and similar expressions are intended to be among the statements that identify forward-looking statements. Our results may differ significantly from the results discussed in the forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other factors that are difficult to predict and that that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements. These factors include, among other things, the risk of new developments in the bankruptcy process. You should carefully consider the risks and uncertainties described under this section. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those projected. The forward-looking statements in this document are made as of the date on which they are made and we do not undertake any obligation to update or revise any forward-looking statements for any reason, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Registrant)

Signature	Title	Date

/s/ Susie Herrmann	Chief Financial Officer	August 26, 2014
Susie Herrmann

EXHIBIT INDEX

Exhibit Number	Description
99.1	Monthly Operating Report of ECOtality, Inc. for July 2014.
99.2	Monthly Operating Report of Electric Transportation Engineering Corporation for July 2014.
99.3	Monthly Operating Report of ECOtality Stores, Inc. for July 2014.
99.4	Monthly Operating Report of ETEC North, LLC for July 2014.
99.5	Monthly Operating Report of The Clarity Group, Inc. for July 2014.
99.6	Monthly Operating Report of G.H.V. Refrigeration, Inc. for July 2014.